Exhibit A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the Class A Common Units, of Genesis Energy, L.P., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: July 15, 2019

RODEO FINANCE AGGREGATOR LLC

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Director

KKR RODEO AGGREGATOR L.P.

	By:	KKR Rodeo Aggregator GP LLC, its general partner

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR RODEO AGGREGATOR GP LLC

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR GLOBAL INFRASTRUCTURE INVESTORS II (RODEO) L.P.

	By:	KKR Associates Infrastructure II AIV L.P., its general partner

	By:	KKR Infrastructure II AIV GP LLC

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR ASSOCIATES INFRASTRUCTURE II AIV L.P.

	By:	KKR Infrastructure II AIV GP LLC, its general partner

	By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR INFRASTRUCTURE II AIV GP LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR FINANCIAL HOLDINGS LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Executive Officer

KKR FUND HOLDINGS L.P.

By:	KKR Group Holdings Corp., a general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Director

KKR GROUP HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR & CO. INC.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact